Execution

SECOND AMENDING AGREEMENT
(First Insurance Funding of Canada Inc.)
This Second Amending Agreement made as of September 9, 2016.
B E T W E E N:
FIRST INSURANCE FUNDING OF CANADA INC.

(hereinafter referred to as the “Seller” or the “Servicer”)
- and -
CIBC MELLON TRUST COMPANY, in its capacity as trustee of PLAZA TRUST,

(hereinafter referred to as the “Purchaser”)
RECITALS:
WHEREAS the parties hereto are parties to a receivables purchase agreement dated as of December 16, 2014 (as amended December 15, 2015, the “RPA”);
AND WHEREAS the parties hereto have agreed to amend the RPA;
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Amendment
Section 7.1(b)(iii) of the RPA is amended by deleting the reference to “17.0%” and replacing it with “15.0%”.

2.	General

(a)	This Second Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

(b)	This Second Amending Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns.

(c)
This Second Amending Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF the parties have caused this Second Amending Agreement to be executed by their respective duly authorized officers as of the date first above written.

FIRST INSURANCE FUNDING OF CANADA INC.
By:	/s/ Stuart Bruce
Name: Stuart Bruce
Title: CEO

By:	/s/ John Martin
Name: John Martin
Title: SVP Finance

CIBC MELLON TRUST COMPANY, in its capacity as trustee of PLAZA TRUST, by its Financial Services Agent, ROYAL BANK OF CANADA
By:	/s/ Ian Benaiah
Name: Ian Benaiah
Title: Authorized Signatory

By:	/s/ Nur Khan
Name: Nur Khan
Title: Authorized Signatory

Signature Page to Second Amending Agreement – RBC/First Insurance RPA